Innovator Index Autocallable Income Strategy ETF
Schedule of Investments
January 31, 2026 (Unaudited)

U.S. TREASURY BILLS - 99.5%	Par	Value
3.59%, 02/24/2026 (a)(b)(	$26,331,000	$26,272,777
TOTAL U.S. TREASURY BILLS (Cost $26,270,842)		26,272,777

TOTAL INVESTMENTS - 99.5% (Cost $26,270,842)		26,272,777
Money Market Deposit Account - 1.1% (d)		280,143
Liabilities in Excess of Other Assets - (0.6)%		(146,956)
TOTAL NET ASSETS - 100.0%		$26,405,964

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of January 31, 2026.
(b)	All or a portion of the security has been pledged as collateral for swap contracts.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Innovator Index Autocallable Income Strategy ETF
Schedule of Interest Rate Swap Contracts
January 31, 2026

Reference Entity	Long/Short	Fixed Rate	Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Worst of SPY QQQ IWM	Long	9.53%	SOFR	Monthly	10/1/2027	$8,750,000	$78,088	$(58,127)
Worst of SPY QQQ IWM	Long	9.97%	SOFR	Monthly	11/1/2028	8,750,000	81,878	(79,253)
Worst of SPY QQQ IWM	Long	10.00%	SOFR	Monthly	12/3/2029	8,750,000	64,565	(38,315)
Total Swaps							$224,531	$(175,695)

Citibank is the counterparty for the swaps in the Fund.
SOFR - Secured Overnight Borrowing Rate

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Index Autocallable Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$–	$26,272,777	$–	$26,272,777
Total Investments	$–	$26,272,777	$–	$26,272,777

Liabilities:
Other Financial Instruments:
Interest Rate Swaps*	$–	$(175,695)	$–	$(175,695)
Total Other Financial Instruments	$–	$(175,695)	$–	$(175,695)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of January 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

U.S. Treasury Bills	$26,272,777	99.5%
Money Market Deposit Account	280,143	1.1
Liabilities in Excess of Other Assets	(146,956)	(0.6)
	$26,405,964	100.0%